UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2005
(Date of earliest event reported)

PETROSEARCH ENERGY CORPORATION
(Exact name of small Business Issuer as specified in its charter)

NEVADA	20-2033200
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1311
(Primary Standard Industrial Classification Code)
675 Bering Drive, Suite 200
Houston, Texas	77057
(Address of principle executive offices)	(Zip Code)

(713) 961-9337
Issuer’s telephone number, including area code

ITEM 8.01	OTHER EVENTS

    Our common stock began trading on the OTC Bulletin Board under the symbol “PTSG” on November 30, 2005. A copy of the press release related to this event is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated November 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROSEARCH ENERGY CORPORATION
Date: November 30, 2005
	By:	/s/ Richard D. Dole
Richard D. Dole
Chief Executive Officer and President